Supplement dated October 8, 2025 to the

Prospectus and Statement of Additional Information, each dated September 8, 2025.

Shares of each Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Long BX Daily ETF

Tradr 2X Long CORZ Daily ETF

Tradr 2X Long DHI Daily ETF

Tradr 2X Long IBM Daily ETF

Tradr 2X Long QCOM Daily ETF

Each a series of Investment Managers Series Trust II

Please retain this Supplement for future reference.